Exhibit 10.3

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of July 12, 2013 (the “Amendment Date”), among FFE TRANSPORTATION SERVICES, INC., a Delaware corporation (“FFE”), LISA MOTOR LINES, INC., a Delaware corporation (“LML”), CONWELL CORPORATION, a Delaware corporation (“Conwell”), FFE LOGISTICS, INC., a Delaware corporation (“Logistics”) (each of FFE, LML, Conwell and Logistics is, individually, a “Borrower” and they are, collectively, “Borrowers”), FROZEN FOOD EXPRESS INDUSTRIES, INC., a Texas corporation (“Parent”), CONWELL LLC, a Delaware limited liability company (“Conwell LLC”), FX HOLDINGS, INC., a Delaware corporation (“FX”), COMPRESSORS PLUS, INC., a Texas corporation (“CPI”), FFE DRIVER ACADEMY, INC., a Texas corporation (“FFE Driver”), the financial institutions party to this Amendment as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (“Agent”).

R E C I T A L S:

A. Borrowers, Guarantors, Lenders and Agent are parties to that certain Loan and Security Agreement dated as of March 28, 2011, as amended by that certain First Amendment to Loan and Security Agreement dated as of March 29, 2012, that certain Second Amendment to Loan and Security Agreement dated as of December 19, 2012 and that certain Third Amendment to Loan and Security Agreement dated as of April 11, 2013 (as the same may be further amended, restated, modified, extended or renewed from time to time, the “Loan Agreement”).

B. Borrowers, Guarantors, Lenders and Agent desire to amend the Loan Agreement as presently in effect as provided herein.

NOW, THEREFORE, for good and valuable consideration hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.	DEFINITIONS

Section 1.1 Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement as amended hereby.

SECTION 2.	AMENDMENT TO THE LOAN AGREEMENT

Section 2.1 Amendment to Section 10.3.1. Section 10.3.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

Fixed Charge Coverage Ratio. Subject to the proviso below, maintain a Fixed Charge Coverage Ratio of at least 1.10 to 1.00; provided, however, that such requirement shall not apply unless and until (a) as of any date on or after the Closing Date through and including September 30, 2013, Availability is less than $6,000,000 for any period of three consecutive days or is less than $5,500,000 for any day, (b) as of any date on or after October 1, 2013 through and including December 31, 2013, Availability is less than $7,000,000 for any period of three consecutive days or is less than $6,500,000 for any day, (c) as of any date on or after January 1, 2014 through and including March 31, 2014, Availability is less than $9,000,000 or (d) as of any date on or after April 1, 2014, Availability is less than $10,000,000; provided, further however, in the event that any Obligor sells any Real Estate, then the various specified amounts of Availability referred

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to in the immediately preceding proviso shall be increased by the net cash proceeds received as a result of each such sale of Real Estate for each period specified during which such sale occurred and for each such period thereafter, provide that none of such specified amounts as so increased shall exceed $10,000,000. By way of example only, if an Obligor sells Real Estate during October 2013 and receives net cash proceeds of $1,000,000 in connection therewith, then the Availability amounts referred to in clause (b) preceding shall be $8,000,000 and $7,500,000, respectively, and the Availability amount in clause (c) preceding shall be $10,000,000.

SECTION 3.	CONDITION PRECEDENT

Section 3.1 Condition Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following condition precedent (except if and to the extent that Agent shall have waived such condition precedent in writing):

(a) Agent shall have received this Agreement as duly executed by all parties hereto, which parties shall include all Borrowers, Guarantors, Lenders and Agent.

SECTION 4.	MISCELLANEOUS

Section 4.1 Representations and Warranties. Each of Obligors represents and warrants to Agent and Lenders that (a) all representations and warranties relating to such Obligor contained in the Loan Agreement or any other Loan Document are true and correct as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Loan Documents, made only in reference to another specific date, in which case they are true and correct as of such specific date), (b) no Default or Event of Default has occurred and is continuing (after giving effect to this Amendment), (c) such Obligor has all requisite power and authority to execute and deliver this Amendment, (d) the execution and delivery of this Amendment by such Obligor has been duly authorized by all necessary corporate or other organizational action, and does not and will not violate or result in any breach or contravention of any Material Contract to which such Obligor is a party or subject, any Organic Document of such Obligor or any Applicable Law, and (e) the resolutions previously adopted by the board of directors or equivalent governing body of each Obligor and previously certified to Agent in connection with the execution of the Loan Agreement, and all Organic Documents previously delivered to Agent in connection with the execution of the Loan Agreement, are and remain true and complete, and in full force and effect, without amendment thereto.

Section 4.2 Ratifications. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and other Loan Documents are ratified and confirmed and shall continue in full force and effect. Obligors, Lenders and Agent agree that the Loan Agreement and other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 4.3 Reference to Loan Agreement, etc. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, is hereby amended so that any reference in such Loan Document to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby. This Amendment shall constitute a Loan Document.

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Section 4.4 Effect of Amendment. Each Obligor hereby (a) agrees that this Amendment shall not limit or diminish the obligations of any Borrower or other Obligor under the Loan Agreement or any other Loan Document, and (b) reaffirms its obligations under the Loan Agreement and each of the other Loan Documents.

Section 4.5 Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties hereto shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.6 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF ANOTHER LAW (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

Section 4.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Obligors, Lenders and Agent and their respective successors and permitted assigns, provided that none of Obligors may assign or transfer any of its rights or delegate any of its duties or obligations hereunder without the prior written consent of Agent and Required Lenders.

Section 4.8 Counterparts; Electronic Signatures. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Executed counterparts of a signature page to this Amendment may be delivered by facsimile or electronic messaging system, and if so delivered shall have the same force and effect as manually signed originals for all purposes.

Section 4.9 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 4.10 Entire Agreement. THIS AMENDMENT, THE LOAN AGREEMENT AND ALL OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO AND THERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG ANY OF THE PARTIES HERETO OR THERETO.

Section 4.11 Costs and Expenses. Borrowers agree to pay all reasonable out of pocket costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of counsel to Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:

FFE TRANSPORTATION SERVICES, INC.

By:	/s/ Steve Stedman
Name:	Steve Stedman
Title:	Vice President and Interim CFO

LISA MOTOR LINES, INC.

By:	/s/ Steve Stedman
Name:	Steve Stedman
Title:	Vice President and Interim CFO

CONWELL CORPORATION

By:	/s/ Steve Stedman
Name:	Steve Stedman
Title:	Vice President and Interim CFO

FFE LOGISTICS, INC.

By:	/s/ Steve Stedman
Name:	Steve Stedman
Title:	Vice President and Interim CFO

GUARANTORS:

FROZEN FOOD EXPRESS INDUSTRIES, INC.

By:	/s/ Steve Stedman
Name:	Steve Stedman
Title:	Vice President and Interim CFO

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT– Page 4

CONWELL LLC

By:	/s/ Steve Stedman
Name:	Steve Stedman
Title:	Vice President and Interim CFO

FX HOLDINGS, INC.

By:	/s/ Steve Stedman
Name:	Steve Stedman
Title:	Vice President and Interim CFO

COMPRESSORS PLUS, INC.

By:	/s/ Steve Stedman
Name:	Steve Stedman
Title:	Vice President and Interim CFO

FFE DRIVER ACADEMY, INC.

By:	/s/ Steve Stedman
Name:	Steve Stedman
Title:	Vice President and Interim CFO

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and a Lender

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	Senior Vice President

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